Putnam
Managed
Municipal
Income Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Managed
Municipal Income Trust delivered strong results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004



Report from Fund Management

Fund highlights

 * For the fiscal year ended October 31, 2004, Putnam Managed Municipal Income Trust's total return was 9.76% at net asset value (NAV) and 6.35% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 6.02% for the period.

 * The average return for the Lipper High Yield Municipal Debt Funds category (closed-end) was 8.57%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
                                         Market
(inception 2/24/89)          NAV         price
--------------------------------------------------
1 year                      9.76%         6.35%
--------------------------------------------------
5 years                    34.49          7.12
Annual average              6.11          1.39
--------------------------------------------------
10 years                   79.54         64.16
Annual average              6.03          5.08
--------------------------------------------------
Annual average
(life of fund)              7.02          5.75
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Managed Municipal Income Trust seeks to provide a high level of current income free from federal income tax through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


Performance commentary

An emphasis on higher-yielding, lower-rated bonds helped Putnam Managed Municipal Income Trust outperform its benchmark and Lipper peer group for the 12 months ended October 31, 2004, based on results at NAV. Results versus the fund's benchmark were particularly favorable as its benchmark comprises only investment-grade bonds, while the fund's broader mandate allowed it to own higher-yielding, lower-rated bonds. This segment of the market outperformed investment-grade bonds due to an improving economy, rising investor demand, and relatively low supply. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.


Market overview

The bond market experienced some volatility as yields varied widely during the fund's fiscal year, which began in November 2003. During the first six months of the fiscal year, yields fell and bond prices, which move in the opposite direction of yields, rose. Then in mid-March, the bond market began to anticipate a change in monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Federal Reserve Board (Fed) would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market reversed course, and yields trended downward, despite two subsequent rate increases during the fiscal year of 25 basis points each. Over the one-year period, long-term bond yields have fallen while short-term rates have risen. This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads tightened, and bond prices rose. These higher-yielding securities provided attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the State of California were generally strong performers. The state's economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Tobacco settlement bonds performed fairly well during the period. Yields on these bonds varied with the results of ongoing legal battles but declined overall for the year, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) performed poorly, in general, as the industry continued to face financial difficulties exacerbated by record high oil prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.02%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.83%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             3.26%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
-------------------------------------------------------------------------------
Stocks
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 24.11%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 5.53%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. To accomplish this, we began the process of selling longer-term bonds and replacing them with shorter-term bonds, which have a shorter duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. We maintained a neutral position, relative to the fund's benchmark, in California municipal bonds, which were in high demand as that state got its fiscal house in order and its debt rating was upgraded by the major bond-rating agencies. The fund maintained an overweight position in tobacco settlement bonds relative to its benchmark. We closely monitored developments in that sector. The fund had less exposure to airline-related IDBs during the period than did its peers, a positive amid continued uncertainty in that industry.

Prior to the beginning of the fund's fiscal year, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring, we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.

[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                        10/31/03      4/30/04         10/31/04

Average effective
maturity in years         9.2           8.0              6.6

Duration in years         8.2           7.5              6.1

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

During the reporting period, the fund's relative performance benefited from its emphasis on higher-yielding, lower-rated issues. Two factors drove strong relative performance in this market segment: The first factor was the improving economic climate, which increased confidence in the relative financial stability of many lower-rated bond issuers. The risk that a company or municipality will default on its bond payments generally decreases in an improving economy. As a result, the outlook for several issuers represented in the portfolio was upgraded by rating agencies, lifting the price of the bonds. The second factor was investor demand for higher-yielding municipal debt, which increased while supply remained relatively small, driving up prices of these bonds. It is also important to note that we have been working to manage the fund's risk exposure in this area through thorough fundamental analysis of every issuer and by diversifying holdings across a number of issuers, locations, and industry sectors.

For much of the year the fund was more conservatively positioned than its peers in terms of its duration -- a measure of the fund's sensitivity to interest rates. We began shortening duration in the first half of the fiscal year in an effort to preserve the fund's principal value from an increase in interest rates that we saw ahead. In fact, long-term rates declined, in spite of the Federal Reserve Board's tightening, but we maintained a moderately defensive duration during most of the period. Although this caused the fund to miss some capital appreciation, we continue to believe our cautious approach is warranted. Moreover, the benefits that accrued from our emphasis on yield more than compensated for the negative effects of our conservative duration and poor performance from two distressed holdings during the year.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa -- (34.6%)

Aa -- (2.1%)

A -- (11.7%)

Baa -- (27.4%)

Ba -- (14.8%)

B -- (4.6%)

Other -- (4.8%)

Footnote reads:
As a percentage of market value as of 10/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund has maintained a somewhat greater emphasis on tobacco settlement bonds than its index and peers, which proved advantageous in spite of the volatile market environment for these bonds. Payments from these high-yielding issues are secured by income promised to various states through legal settlements from tobacco companies. This income could be jeopardized as a result of multibillion-dollar judgments against the tobacco companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. Our analyst believes that, despite several highly visible lawsuits against the tobacco industry, litigation risk is receding from where it was in 1999. Also, cigarette consumption levels appear to be holding steady. Considering the risks, we have diversified the fund's investments in tobacco settlement bonds and we remain watchful of the situation. Holdings include Badger Tobacco Settlement Asset Securitization Corp. revenue bonds, issued in Wisconsin, and Golden State Tobacco Securitization Corp. revenue bonds, issued in California. The Golden State bonds give the fund a special advantage because they are double backed. If the tobacco companies default on their payments, the State of California has promised to step in and pay the interest and principal, so these bonds offer less risk than other tobacco settlement bonds. They also benefited during the latter half of the fiscal year when California's bond rating was raised, lifting the price of most of the state's debt securities.

Although some airline-related industrial development bonds (IDBs) remain in the portfolio, we trimmed these issues and the fund's remaining position is relatively small. IDBs are bonds issued by municipalities but backed by the company benefiting from the financing. Investor perceptions about the backing company's health, or that of its industry group, affect the prices of these bonds, not the rating of the municipality issuing them. The airline industry has been under a cloud for several years, although it regained some ground last year. However, the industry continues to grapple with high operating costs and strong competition among carriers, which is keeping the price of airline tickets down. These problems, plus the ongoing threat of terrorism, make us cautious on the industry, so we limited the fund's airline-related investments to a relatively small position in what we believe to be the strongest carriers.

The fund's health-care holdings generally made positive contributions to performance. One strong contributor was a bond issued by the California Statewide Community Development Authority for The Front Porch, which operates long-term care facilities in California and is currently moving forward with plans to renovate an older facility, Walnut Manor, located near the Disney theme park. Although The Front Porch is taking on considerable debt, the company has a history of successful development and marketing of comparable facilities, which are well located. The prerefunding of a formerly distressed holding also boosted performance. The fund held Oklahoma Development Financing Authority Revenue Bonds issued for Hillcrest Healthcare, which had a relatively low bond rating and a history of operating difficulties. The entire system was purchased recently by Ardent Health Services, a for-profit hospital manager expanding its operations in acute care facilities. The bonds rose in value when Ardent announced plans to prerefund the outstanding issues. Prerefunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds.

Although high-yielding municipal securities generally performed well during the fiscal year, a few individual securities experienced difficulties. These were Hoover Group IDBs, which were sold, and Gilroy Revenue Bonds for Bonfante Gardens Park in California, which are still in the portfolio. The Gilroy bonds were issued to fund a theme park that suffered from poor attendance. The park hopes to reduce its debt by selling some surrounding land. The price of the bonds has fallen, but we remain hopeful that current negotiations with the issuer will have a positive outcome.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. After the close of the fiscal period, the Fed again raised the discount rate by 25 basis points, or one quarter of a percentage point. Going forward, we anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------
James St. John      2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003      *
-------------------------------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member Richard Wyke left your fund's management team.

Footnote reads:
*Formerly Putnam Tax-Free Insured Fund.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------------------
                                                                   Lipper
                                                                   High Yield
                                                     Lehman        Municipal
                                                     Municipal     Debt Funds
                                       Market        Bond          (closed-end)
                          NAV          price         Index         category average*
------------------------------------------------------------------------------------
1 year                   9.76%         6.35%         6.02%            8.57%
------------------------------------------------------------------------------------
5 years                 34.49          7.12         41.48            33.12
Annual average           6.11          1.39          7.19             5.85
------------------------------------------------------------------------------------
10 years                79.54         64.16         97.69            82.00
Annual average           6.03          5.08          7.05             6.14
------------------------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)          7.02          5.75          7.30             5.99
------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 14, 12, and 12 funds, respectively, in this Lipper category.

---------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------
                                   NAV             Market price
---------------------------------------------------------------------
1 year                             8.35%               2.64%
---------------------------------------------------------------------
5 years                           30.25                4.42
Annual average                     5.43                0.87
---------------------------------------------------------------------
10 years                          73.76               57.73
Annual average                     5.68                4.66
---------------------------------------------------------------------
Annual average
Life of fund
(since 2/24/89)                    6.99                5.73
---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------------------------------------
Number                                                                   12
-------------------------------------------------------------------------------------------------------------
Income 1                                                                 $0.5013
-------------------------------------------------------------------------------------------------------------
Capital gains 1                                                          --
-------------------------------------------------------------------------------------------------------------
Total                                                                    $0.5013
-------------------------------------------------------------------------------------------------------------
                                                  Series A                Series B                 Series C
Distributions from prefer shares                 (550 shares)           (550 shares)             (650 shares)
-------------------------------------------------------------------------------------------------------------
Income 1                                         $1,137.98               $1,216.21                $1,129.99
-------------------------------------------------------------------------------------------------------------
Capital gains 1                                  --                      --                       --
-------------------------------------------------------------------------------------------------------------
Total                                            $1,137.98               $1,216.21                $1,129.99
-------------------------------------------------------------------------------------------------------------
Share value (common shares)                                                 NAV                 Market price
-------------------------------------------------------------------------------------------------------------
10/31/03                                                                  $7.98                    $7.34
-------------------------------------------------------------------------------------------------------------
10/31/04                                                                   8.18                     7.29
-------------------------------------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------------------------------------
Current dividend rate 2                                                   6.12%                    6.86%
-------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                                                       9.42                    10.55
-------------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund's portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP


Boston, Massachusetts
December 7, 2004


The fund's portfolio
October 31, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FNMA Coll.            Federal National Mortgage Association Collateralized
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.8%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.3%)
-------------------------------------------------------------------------------
    $1,500,000 Butler, Indl. Dev. Board Rev. Bonds
               (Solid Waste Disp. James River
               Corp.), 8s, 9/1/28                    BB+             $1,540,680

Arizona (1.7%)
-------------------------------------------------------------------------------
     1,000,000 Apache Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Tucson Elec.
               Pwr. Co.), Ser. B, 5 7/8s, 3/1/33     Ba3              1,000,180
     1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB              1,050,000
     1,800,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,905,750
       500,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Regl. Hlth.
               Ctr.), Ser. A, 6.2s, 12/1/21          BB+/P              512,500
     3,000,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A,  7 1/8s, 10/1/32       Ba3              3,120,000
       560,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        AAA/P              590,302
     1,000,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,053,750
                                                                 --------------
                                                                      9,232,482

Arkansas (1.7%)
-------------------------------------------------------------------------------
     4,600,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             5,094,500
     1,000,000 Little Rock G.O. Bonds (Cap. Impt.),
               FSA,  3.95s, 4/1/19                   Aaa              1,015,000
     2,750,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             2,973,438
                                                                 --------------
                                                                      9,082,938

California (12.6%)
-------------------------------------------------------------------------------
       250,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               257,813
     1,700,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 8.806s,
               7/1/17                                Aaa              1,772,250
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,000,000 6s, 5/1/15                            A2               1,160,000
    20,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             22,925,000
     3,000,000 5 1/2s, 5/1/11                        A2               3,390,000
     2,250,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3,  5.1s, 5/15/25    Baa2             2,385,000
     3,000,000 CA Statewide Cmnty. Dev. Auth. COP
               (The  Internext Group), 5 3/8s,
               4/1/30                                BBB-             2,988,750
     1,000,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax (No 98-2
               Ladera), 5.7s, 9/1/20                 BB/P             1,027,500
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax  Rev. Bonds
       300,000 (No 07-I-Otay Ranch Village Eleven),
               5 7/8s, 9/1/34                        BB-/P              308,250
       300,000 (No. 07-I Otay Ranch Village
               Eleven), 5.8s, 9/1/28                 BB-/P              307,500
     1,250,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 08-1
               Otay Ranch Village Six),  6s, 9/1/33  BB-/P            1,260,938
    10,775,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                215,500
       750,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB/P               763,125
     1,970,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              1,393,775
     2,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               2,653,125
     1,100,000 Murrieta, Cmnty. Fac. Dist. Special
               Tax (No. 2 The Oaks Impt. Area A),
               6s, 9/1/34                            BB-/P            1,120,625
       650,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A,  5.55s,
               8/15/33                               BB+/P              663,000
     1,250,000 Sacramento, Special Tax (North
               Natomas Cmnty. Fac.), Ser. 4-C, 6s,
               9/1/33                                BB+/P            1,292,188
     7,000,000 San Bernardino Cnty.,
               Certificates of Participation (Med.
               Ctr. Fin.), Ser. A, MBIA, 6 1/2s,
               8/1/28                                Aaa              7,387,170
     8,750,000 Santa Clara Cnty., Fin. Auth. Lease
               Rev. Bonds (VMC Fac. Replacement
               Project), Ser. A, AMBAC, 6 3/4s,
               11/15/20                              Aaa              8,940,050
     2,520,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B,  6 3/8s, 9/1/30       BB+/P            2,583,000
     4,000,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P              1,980,000
     2,500,000 Vallejo, COP (Marine World
               Foundation),  7.2s, 2/1/26            BBB-/P           2,568,750
                                                                 --------------
                                                                     69,343,309

Colorado (1.9%)
-------------------------------------------------------------------------------
     3,015,000 CO Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               3.05s, 10/1/05                        A3               3,038,487
               CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B
    15,500,000 zero %, 9/1/35                        Baa3             1,608,125
    16,500,000 zero %, 9/1/34                        Baa3             1,835,625
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13       AAA              1,303,313
     2,500,000 MBIA, 5 1/2s, 11/15/25                Aaa              2,659,375
                                                                 --------------
                                                                     10,444,925

Connecticut (1.6%)
-------------------------------------------------------------------------------
               CT State Hlth. & Edl. Fac. Auth.
               VRDN
     7,000,000 Ser. U, 1.64s, 7/1/33                 VMIG1            7,000,000
     2,000,000 (Yale U.), Ser. U2, 1.64s, 7/1/33     VMIG1            2,000,000
                                                                 --------------
                                                                      9,000,000

District of Columbia (0.7%)
-------------------------------------------------------------------------------
     4,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              3,780,000

Florida (3.7%)
-------------------------------------------------------------------------------
     2,000,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              2,467,500
     1,500,000 CFM Cmnty. Dev. Dist. Rev. Bonds,
               Ser. A,  6 1/4s, 5/1/35               BB-/P            1,539,375
               Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds
       500,000 Ser. A, 6 1/8s, 5/1/34                BB-/P              510,625
     1,025,000 Ser. B, 5s, 11/1/07                   BB-/P            1,035,250
       770,000 FL State Mid-Bay Bridge Auth.
               Rev. Bonds, Ser. A, 6.05s, 10/1/22    BBB/P              796,950
       500,000 Fleming Island, Plantation Cmnty.
               Dev. Dist. Special Assmt.
               Rev. Bonds, Ser. B, 7 3/8s, 5/1/31    BB/P               541,250
       480,000 Gateway Svcs. Cmnty. Dev. Dist.
               Special Assmt. Bonds (Stoneybrook),
               5 1/2s, 7/1/08                        BB-/P              492,600
       500,000 Heritage Harbor, South Cmnty. Dev.
               Distr. Rev. Bonds, Ser. A, 6 1/2s,
               5/1/34                                BB-/P              526,875
       575,000 Heritage Isle at Viera, Cmnty. Dev.
               Dist. Special Assmt., Ser. B, 5s,
               11/1/09                               BB/P               577,875
     1,250,000 Islands at Doral III, Cmnty. Dev.
               Dist. Special Assmt. Rev. Bonds,
               Ser. 04-A, 5.9s, 5/1/35               BB               1,265,625
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               970,000
     1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               1,391,738
        40,000 Oakstead Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds, Ser. B, 6 1/2s,
               5/1/07                                BB/P                40,750
     1,500,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P            1,526,250
     1,500,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3              1,543,125
     1,500,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A,  8s, 1/1/30   B-/P             1,573,125
     1,000,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-/P            1,017,500
     1,250,000 Westchester Cmnty. Dev. Dist. No. 1
               Special Assmt. (Cmnty.
               Infrastructure), 6 1/8s, 5/1/35       BB-/P            1,271,875
     1,250,000 World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1, 6 1/2s,
               5/1/36                                BB-/P            1,270,313
                                                                 --------------
                                                                     20,358,601

Georgia (1.9%)
-------------------------------------------------------------------------------
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               4,245,000
       425,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               427,656
       700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10.777s, 8/1/10                       Aaa                704,319
     2,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              2,718,750
     2,145,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   B+/P             2,217,051
                                                                 --------------
                                                                     10,312,776

Hawaii (0.3%)
-------------------------------------------------------------------------------
     1,760,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                1,496,000

Illinois (1.4%)
-------------------------------------------------------------------------------
     3,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC,
               5 5/8s, 1/1/39                        Aaa              3,836,875
     3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                3,400,312
       500,000 IL Hlth. Fac. Auth. Rev. Bonds (St.
               Benedict), Ser. 03A-1, 6.9s,
               11/15/33                              B+/P               508,750
                                                                 --------------
                                                                      7,745,937

Indiana (2.0%)
-------------------------------------------------------------------------------
     2,500,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             2,543,750
     6,500,000 IN Trans. Fin. Auth. Arpt. Facs.
               Lease Rev. Bonds, Ser. A, AMBAC, 5s,
               11/1/16                               Aaa              6,825,000
     1,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2             1,745,625
                                                                 --------------
                                                                     11,114,375

Iowa (0.9%)
-------------------------------------------------------------------------------
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     2,940,000 9 1/4s, 7/1/25                        BBB-/P           3,564,750
     1,350,000 9.15s, 7/1/09                         BBB-/P           1,581,188
                                                                 --------------
                                                                      5,145,938

Kentucky (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa3             1,018,370
     1,700,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Hlth. Care, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB/P            1,853,000
       460,000 Scott Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               11/1/14                               Ba3                253,000
                                                                 --------------
                                                                      3,124,370

Louisiana (0.8%)
-------------------------------------------------------------------------------
     1,140,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              919,125
       500,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  502,500
     2,750,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. C, 7s, 11/1/15                   Ba1              2,825,433
                                                                 --------------
                                                                      4,247,058

Maine (0.8%)
-------------------------------------------------------------------------------
     1,965,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              2,070,619
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              2,115,000
                                                                 --------------
                                                                      4,185,619

Maryland (0.5%)
-------------------------------------------------------------------------------
     1,000,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa2             1,102,500
     1,850,000 Westminster, Econ. Dev. Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               5 7/8s, 5/1/21                        BB/P             1,882,375
                                                                 --------------
                                                                      2,984,875

Massachusetts (6.4%)
-------------------------------------------------------------------------------
       600,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P              563,250
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             2,300,000
     1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14   Ba2              1,499,025
     1,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             1,260,000
     2,225,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             2,364,063
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             2,017,969
     1,500,000 (Caritas Christi Oblig. Group),
               Ser. A,  5 1/4s, 7/1/08               BBB              1,591,875
               MA State Hsg. Fin. Agcy. Rev. Bonds
               (Rental Mtge.)
     2,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40         Aaa              2,062,500
    15,290,000 Ser. A, AMBAC, 5 1/2s, 7/1/40         Aaa             15,729,588
               MA State Indl. Fin. Agcy. Rev. Bonds
       500,000 (1st Mtge. Stone Institution &
               Newton),  7.9s, 1/1/24                BB-/P              510,840
     1,000,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            1,027,500
     1,000,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P            1,035,000
     1,550,000 (1st Mtge. Berkshire Retirement),
               Ser. A,  6 5/8s, 7/1/16               BBB-             1,571,313
     1,500,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                        BBB/P            1,507,500
                                                                 --------------
                                                                     35,040,423

Michigan (3.0%)
-------------------------------------------------------------------------------
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               508,125
       350,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                330,750
     1,100,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BB               1,027,125
     1,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 6s, 4/1/22   A2               1,631,250
     2,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              2,087,500
     1,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
               (NOMC Obligation Group), Ser. B, 6s,
               8/1/18                                Ba1              1,515,125
     2,975,000 Warren Cons. School Dist. G.O.
               Bonds, FSA,  5 3/8s, 5/1/18           Aaa              3,279,938
     6,670,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             4,935,800
     2,000,000 Wayne Charter Cnty., Special Arpt.
               Fac. Rev. Bonds (Northwest Airlines,
               Inc.), 6s, 12/1/29                    B+/P             1,385,000
                                                                 --------------
                                                                     16,700,613

Minnesota (0.8%)
-------------------------------------------------------------------------------
       500,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. C, 6s,
               11/15/28                              B+/P               390,625
       500,000 Northfield, Hlth. Care Fac.
               Rev. Bonds (Retirement Ctr.),
               Ser. A, 5 3/4s, 5/1/16                B/P                500,620
       400,000 Sauk Rapids Hlth. Care & Hsg. Fac.
               Rev. Bonds (Good Shepherd Lutheran
               Home), 6s, 1/1/34                     B/P                404,000
     3,055,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba2              3,086,925
                                                                 --------------
                                                                      4,382,170

Mississippi (0.7%)
-------------------------------------------------------------------------------
     1,500,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B,  6.7s,
               4/1/22                                Baa2             1,785,000
     2,250,000 MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds  (Syst. Energy Resources,
               Inc.), 5.9s, 5/1/22                   BBB              2,275,313
                                                                 --------------
                                                                      4,060,313

Missouri (1.2%)
-------------------------------------------------------------------------------
     1,500,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                1,546,875
     1,500,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds (First Mtg. Bishop
               Spencer), Ser. A,  6 1/2s, 1/1/35     BB-/P            1,530,000
     1,985,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              2,171,094
     1,450,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,497,125
                                                                 --------------
                                                                      6,745,094

Montana (0.3%)
-------------------------------------------------------------------------------
     1,775,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,912,562

Nebraska (0.1%)
-------------------------------------------------------------------------------
       920,000 Gage Cnty., Indl. Dev. Rev. Bonds
               (Hoover Group, Inc.), 8 1/2s,
               12/1/07                               Ba3                506,000
               Kearney, Indl. Dev. Rev. Bonds
        68,154 (Great Platte River), 8s, 9/1/12      CCC/P               59,124
       791,466 (Brookhaven), zero %, 9/1/12          CCC/P                3,957
                                                                 --------------
                                                                        569,081

Nevada (2.1%)
-------------------------------------------------------------------------------
     1,000,000 Clark Cnty., Impt. Dist. Special
               Assmt. (Dist. No. 142), 6 3/8s,
               8/1/23                                BB-/P            1,017,500
     5,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. C,
               AMBAC, 5.95s, 12/1/38                 Aaa              5,593,750
     1,595,000 Henderson, Local Impt. Dist. Special
               Assmt. (No. T-14), 3.2s, 3/1/06       BB-/P            1,598,988
       500,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 5.8s,
               3/1/23                                BB-/P              514,375
       875,000 Las Vegas, Local Impt. Board Special
               Assmt. (Dist. No. 607), 5.9s, 6/1/18  BB-/P              901,294
     2,000,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              2,017,500
                                                                 --------------
                                                                     11,643,407

New Hampshire (1.0%)
-------------------------------------------------------------------------------
     1,275,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Kendal at Hanover), Ser. A, 5s,
               10/1/18                               BBB              1,287,750
     2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P           2,597,063
     1,750,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2             1,763,125
                                                                 --------------
                                                                      5,647,938

New Jersey (2.7%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     1,300,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P            1,360,125
     1,250,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,298,438
     1,500,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              1,558,125
       500,000 (First Mtge. Presbyterian Home),
               Ser. A,  6 3/8s, 11/1/31              BB/P               511,250
     2,500,000 (Cigarette Tax), 5 1/2s, 6/15/24      Baa2             2,559,375
     1,750,000 NJ Econ. Dev. Auth. Solid Waste
               Rev. Bonds (Disp. Waste Management),
               5.3s, 6/1/15                          BBB              1,859,375
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,300,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             1,465,750
     2,000,000 (United Methodist Homes), Ser. A,
               5 3/4s, 7/1/29                        BB+              1,935,000
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A2               1,320,313
     1,000,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2             1,011,250
                                                                 --------------
                                                                     14,879,001

New Mexico (0.3%)
-------------------------------------------------------------------------------
     1,740,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2             1,726,950

New York (12.6%)
-------------------------------------------------------------------------------
       500,000 Huntington, Hsg. Auth. Rev. Bonds
               (Gurwin Jewish Sr. Residence),
               Ser. A, 6s, 5/1/39                    B+/P               465,625
     3,600,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-               3,874,500
     2,000,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Keyspan-Glenwood),
               5 1/4s, 6/1/27                        A                2,047,500
    13,000,000 Nassau Cnty., Interim Fin. Auth.
               Rev. Bonds, Ser. B, MBIA, 5s,
               11/15/10                              Aaa             14,462,500
    10,000,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2              11,100,000
     1,500,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B-/P             1,567,500
     3,025,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              2,212,018
     1,490,000 NY City, Indl. Dev. Agency
               Rev. Bonds (Staten Island U. Hosp.
               Project), 6.45s, 7/1/32               Ba3              1,445,300
    10,000,000 NY City, Muni. Wtr. Fin. Auth.
               Rev. Bonds, Ser. C, MBIA, 5 1/2s,
               6/15/17                               Aaa             10,625,000
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop- U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               930,375
     2,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $2,000,000) (RES)                     BB-/P            2,117,500
    15,000,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa             16,406,250
     1,700,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,795,625
                                                                 --------------
                                                                     69,049,693

North Carolina (1.5%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,500,000 Ser. D, 6 3/4s, 1/1/26                Baa2             1,670,625
     3,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             3,153,750
       750,000 NC Med. Care Cmnty. Healthcare Fac.
               Rev. Bonds (Deerfield), Ser. A, 5s,
               11/1/23                               A-/P               758,438
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
     1,000,000 Ser. B, 6 1/2s, 1/1/20                Baa1             1,130,000
     1,300,000 Ser. A, 5 1/2s, 1/1/13                Baa1             1,439,750
                                                                 --------------
                                                                      8,152,563

Ohio (2.6%)
-------------------------------------------------------------------------------
               Cuyahoga Cnty., Rev. Bonds, Ser. A
     1,280,000 6s, 1/1/16                            A1               1,470,400
     2,000,000 6s, 1/1/15                            A1               2,302,500
     3,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             3,127,500
     5,100,000 OH State Air Quality Dev. Auth.
               VRDN (Columbus Southern), Ser. C,
               1.77s, 12/1/38                        VMIG1            5,100,000
     2,100,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp.), 6.3s,
               12/1/32                               Baa2             2,218,125
                                                                 --------------
                                                                     14,218,525

Oklahoma (2.3%)
-------------------------------------------------------------------------------
     3,150,000 OK City Arpt. Trust Rev. Bonds Jr.
               Lien 27th Ser., Ser. A, FSA, 5s,
               7/1/18                                Aaa              3,342,938
     1,575,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,787,625
     7,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              7,612,500
                                                                 --------------
                                                                     12,743,063

Oregon (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza),
               6 1/2s, 12/1/29                       BB-/P            2,057,500
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,076,250
                                                                 --------------
                                                                      3,133,750

Pennsylvania (7.9%)
-------------------------------------------------------------------------------
     1,995,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             2,162,081
     1,750,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25  D/P                813,750
       350,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1               360,500
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,020,000
       500,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono  Med. Ctr.), 6s, 1/1/43       BBB+               520,625
               PA Convention Ctr. Auth. Rev. Bonds
       750,000 Ser. A, 6 3/4s, 9/1/19                Baa2               769,425
     7,250,000 MBIA, 6.7s, 9/1/14                    Aaa              7,455,175
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     7,750,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             8,355,895
     1,000,000 (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3               1,048,750
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
     1,750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P           1,790,478
     1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15     BBB-             1,023,750
     4,200,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             4,252,500
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Widener U.), 5.4s, 7/15/36           BBB+             1,031,250
       995,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/07                A                1,060,919
     5,715,000 Philadelphia, Gas Wks. Rev. Bonds
               (1975 Gen. Ordinance 17th), FSA, 5s,
               7/1/07                                Aaa              6,129,338
     2,729,624 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10 (In
               default) (NON)                        D/P                  3,412
     2,000,000 Philadelphia, Indl. Dev. Auth. VRDN
               (Fox Chase Cancer Ctr.), 1.74s,
               7/1/25                                A-1+             2,000,000
     2,000,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P             1,852,500
     1,800,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,874,250
                                                                 --------------
                                                                     43,524,598

South Carolina (1.6%)
-------------------------------------------------------------------------------
       775,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2                 801,156
     1,000,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,028,750
     3,000,000 Richland Cnty., Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4 1/4s, 10/1/07   Baa2             3,116,250
     1,250,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,346,875
     1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A,  7 3/8s, 12/15/21  Baa2             1,241,250
     1,300,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              1,213,875
                                                                 --------------
                                                                      8,748,156

South Dakota (0.3%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,902,500

Tennessee (3.8%)
-------------------------------------------------------------------------------
    12,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (First Mtg.-
               Mountain States Hlth.),
               Ser. A, MBIA, 6s, 7/1/21              Aaa             13,635,000
     3,700,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,  7 1/2s,
               7/1/33                                BBB+             4,347,500
       600,000 Johnson City, Hlth. & Edl. Facs.
               Board Retirement Fac. Rev. Bonds
               (Appalachian Christian
               Village), Ser. A, 6 1/4s, 2/15/32     BB-/P              585,750
               Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Hosp. Board Rev. Bonds (Methodist
               Hlth. Care)
     1,255,000 6 1/2s, 9/1/26                        A3               1,535,806
       745,000 6 1/2s, 9/1/26                        A3                 892,138
                                                                 --------------
                                                                     20,996,194

Texas (6.9%)
-------------------------------------------------------------------------------
     5,500,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21 (SEG)                          Baa2             5,781,875
     4,655,000 Carrollton, Farmers Branch Indpt.
               School Dist. G.O. Bonds, PSFG, 5s,
               2/15/17                               Aaa              4,992,488
     1,000,000 Comal Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial), Ser. A, 6 1/4s,
               2/1/32                                Baa2             1,028,750
     2,360,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.),  6 3/8s, 5/1/35      Caa2             1,342,250
     7,500,000 Harris Cnty., Rev. Bonds, Ser. B,
               FSA, 5s, 8/15/32                      Aaa              8,371,875
     3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               3,315,000
     3,880,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. C, 5.7s, 7/15/29                 B-               2,614,150
     2,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil Refining
               Corp.), 6.4s, 3/1/30                  Aaa              2,053,660
     1,400,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control FRB (American Elec.
               Power), 2.15s, 5/1/30                 Baa2             1,400,000
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds,  6s, 10/1/21              Baa2             2,706,250
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball  Regl. Hosp.)
     2,000,000 6s, 7/1/29                            Baa3             1,997,500
       800,000 6s, 7/1/25                            Baa3               800,000
       800,000 6s, 7/1/19                            Baa3               813,000
       745,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5s, 7/1/08                            Baa1               789,700
                                                                 --------------
                                                                     38,006,498

Utah (2.6%)
-------------------------------------------------------------------------------
               Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A
       750,000 7 1/2s, 2/1/10                        BB-                767,063
       600,000 7.45s, 7/1/17                         BB-/P              610,500
     5,000,000 Intermountain Power Agency
               Rev. Bonds, Ser. A, FSA, 5s, 7/1/11   Aaa              5,575,000
     6,000,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             6,127,500
     1,000,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1             1,102,500
                                                                 --------------
                                                                     14,182,563

Vermont (0.2%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa             1,048,750

Virginia (0.8%)
-------------------------------------------------------------------------------
     1,000,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P            1,035,000
               Roanoke Cnty. Indl. Dev. Auth.
               Rev. Bonds  (Res. Care Fac.), Ser. A
     1,000,000 6.3s, 7/1/35                          B+/P             1,015,000
       500,000 4.4s, 7/1/08                          B+/P               501,875
     2,000,000 Russell Cnty. Indl. Dev. Auth. Poll.
               Control Rev. Bonds (Appalachian Pwr.
               Co.), Ser. I, 2.7s, 11/1/07           Baa2             2,002,500
                                                                 --------------
                                                                      4,554,375

Washington (1.0%)
-------------------------------------------------------------------------------
     5,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              5,500,000

West Virginia (0.3%)
-------------------------------------------------------------------------------
     2,250,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2               1,681,875

Wisconsin (1.8%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     3,000,000 7s, 6/1/28                            BBB              3,011,250
     3,000,000 6 3/8s, 6/1/32                        BBB              2,808,750
     3,900,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               4,114,500
                                                                 --------------
                                                                      9,934,500
                                                                 --------------
               Total Municipal bonds and notes
               (cost $532,616,116)                                 $543,825,038

Preferred stocks (1.2%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
    $2,000,000 Charter Mac. Equity Trust 144A
               Ser. A,  6.625% cum. pfd.                             $2,205,000
     4,000,000 MuniMae Tax Exempt Bond Subsidiary,
                LLC 144A 6.875% cum. pfd.                             4,455,000
                                                                 --------------
               Total Preferred stocks
               (cost $6,000,000)                                     $6,660,000

Common stocks (--%) (a) (cost $--)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        16,910 Hoover Group, Inc. (NON)                                      $2
-------------------------------------------------------------------------------
               Total Investments
               (cost $538,616,116)                                 $550,485,040
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2004. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2004 was $2,117,500 or 0.4% of portfolio market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2004.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates at October 31, 2004.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2004.

      The fund had the following industry group concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      Health care             27.9%
      Education               22.4
      Transportation          11.5

      The fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      MBIA                    14.7%
      AMBAC                   13.4

      The dates shown on mandatory put bonds are the next mandatory put dates.

Futures contracts outstanding at October 31, 2004

                                                        Aggregate        Expiration        Unrealized
                                          Value        face value              date      depreciation
------------------------------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)                       $18,851,375       $18,504,665            Dec-04         $(346,710)
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$538,616,116) (Note 1)                                           $550,485,040
-------------------------------------------------------------------------------
Cash                                                                  247,334
-------------------------------------------------------------------------------
Interest and other receivables                                     10,236,106
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,070,350
-------------------------------------------------------------------------------
Total assets                                                      565,038,830

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  62,250
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,968,504
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 99,254
-------------------------------------------------------------------------------
Payable for securities purchased                                      588,720
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          989,469
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             78,173
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 59,984
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              789
-------------------------------------------------------------------------------
Other accrued expenses                                                119,064
-------------------------------------------------------------------------------
Total liabilities                                                   3,966,207
-------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000 shares
authorized; 1,750 shares issued at $100,000 per share (Note 4)    175,000,000
-------------------------------------------------------------------------------
Net assets                                                       $386,072,623

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $434,703,689
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,099,611
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (61,252,891)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         11,522,214
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $386,072,623

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($386,072,623 divided by
47,206,343 shares)                                                      $8.18
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2004

Interest income:                                                  $30,347,178
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,840,217
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      197,458
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               142,899
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             16,401
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,664
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                472,417
-------------------------------------------------------------------------------
Other                                                                 235,330
-------------------------------------------------------------------------------
Total expenses                                                      4,913,386
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (21,310)
-------------------------------------------------------------------------------
Net expenses                                                        4,892,076
-------------------------------------------------------------------------------
Net investment income                                              25,455,102
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (7,361,559)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (1,045,010)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                          17,847,804
-------------------------------------------------------------------------------
Net gain on investments                                             9,441,235
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $34,896,337
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                             (2,026,238)
-------------------------------------------------------------------------------
From ordinary income                                                   (3,054)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $32,867,045
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
-------------------------------------------------------------------------------
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $25,455,102      $29,009,265
-------------------------------------------------------------------------------
Net realized loss on investments                  (8,406,569)     (27,107,452)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        17,847,804       33,501,746
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        34,896,337       35,403,559
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (2,026,238)      (1,911,395)
-------------------------------------------------------------------------------
From ordinary income                                  (3,054)              --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     32,867,045       33,492,164
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                           (23,617,277)     (26,907,616)
-------------------------------------------------------------------------------
From ordinary income                                 (42,484)              --
-------------------------------------------------------------------------------
Total increase in net assets                       9,207,284        6,584,548

Net assets
-------------------------------------------------------------------------------
Beginning of year                                376,865,339      370,280,791
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,099,611 and
$913,954, respectively)                         $386,072,623     $376,865,339
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                       47,206,343       47,206,343
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                              1,750            1,750
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                            $7.98           $7.84           $8.49           $8.44           $8.77
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .54             .61             .70             .72             .75
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .20             .14            (.73)            .04            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .74             .75            (.03)            .76             .59
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.04)           (.04)           (.05)           (.12)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                                         .70             .71            (.08)            .64             .43
---------------------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:                                 (.50)           (.57)           (.57)           (.59)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.50)           (.57)           (.57)           (.59)           (.76)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                            $8.18           $7.98           $7.84           $8.49           $8.44
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                            $7.29           $7.34           $7.43           $8.44           $9.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                                         6.35            6.44           (5.57)          (6.21)           6.84
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)                          $386,073        $376,865        $370,281        $400,255        $396,212
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                1.28            1.27            1.25            1.22            1.27
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                                6.12            7.21            7.84            7.01            6.97
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     25.54           40.82           20.44           17.95           16.72
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Manage ment, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $58,719,216 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-------------------------------------
  $11,188,485    October 31, 2005
    2,894,998    October 31, 2006
    3,629,209    October 31, 2007
    1,237,146    October 31, 2008
    1,641,465    October 31, 2009
    3,729,886    October 31, 2010
   25,837,158    October 31, 2011
    8,560,869    October 31, 2012

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2004 was 1.42% for Series A, 1.60% for Series B and 1.65% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $419,608 to increase undistributed net investment income and $4,975 to decrease paid-in-capital, with an increase to accumulated net realized losses of $414,633.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $23,949,663
Unrealized depreciation            (11,619,925)
                                  ------------
Net unrealized appreciation         12,329,738
Undistributed tax exempt
income                               2,742,613
Undistributed ordinary income          383,189
Capital loss carryforward          (58,719,216)
Cost for federal income
tax purposes                      $538,155,302

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.70% of the average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $340,357 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2004, the fund's expenses were reduced by $21,310 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $758, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $141,857,371 and $135,854,094, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the period ended October 31, 2004 were $1,069.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Federal tax information
(Unaudited)

The fund has designated 99.82% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Common Shares

                                                       Votes
                                    Votes for          withheld
--------------------------------------------------------------------
Jameson Adkins Baxter               39,183,683         1,111,697
Charles B. Curtis                   39,199,297         1,096,083
Myra R. Drucker                     39,164,006         1,131,374
Charles E. Haldeman, Jr.            39,159,161         1,136,219
Ronald J. Jackson                   39,196,959         1,098,421
Paul L. Joskow                      39,201,103         1,094,277
Elizabeth T. Kennan                 39,166,088         1,129,292
John H. Mullin III                  39,187,417         1,107,963
George Putnam, III                  39,157,946         1,137,434
A.J.C. Smith                        39,162,059         1,133,321
W. Thomas Stephens                  39,183,683         1,111,697
Richard B. Worley                   39,167,511         1,127,869

                                          Preferred Shares

                                                       Votes
                                    Votes for          withheld
--------------------------------------------------------------------
Jameson Adkins Baxter               1,607              88
Charles B. Curtis                   1,607              88
Myra R. Drucker                     1,607              88
Charles E. Haldeman, Jr.            1,607              88
John A. Hill                        1,607              88
Ronald J. Jackson                   1,607              88
Paul L. Joskow                      1,607              88
Elizabeth T. Kennan                 1,607              88
John H. Mullin III                  1,607              88
Robert E. Patterson                 1,607              88
George Putnam, III                  1,607              88
A.J.C. Smith                        1,607              88
W. Thomas Stephens                  1,607              88
Richard B. Worley                   1,607              88

All tabulations are rounded to nearest whole number.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer

Since 2004
Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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216547  12/04


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $34,850     $19,500         $4,150    $68
October 31, 2003    $30,300     $17,950         $3,600    $--

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $23,718 and $21,550, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004